Exhibit 99.1

ROMEO POWER AND PACCAR ENTER LONG-TERM SUPPLY AGREEMENT FOR PETERBILT 579 AND 520 BATTERY-ELECTRIC VEHICLES

LOS ANGELES, Calif. (APRIL 6, 2021) – Romeo Power, Inc. (“Romeo Power”) (NYSE: RMO), an energy technology leader delivering large-scale electrification solutions for complex commercial applications, announced today a long-term supply agreement with PACCAR (Nasdaq: PCAR), a global technology leader in the design, manufacture and customer support of high-quality light-, medium- and heavy-duty trucks under the Kenworth, Peterbilt and DAF nameplates, to provide battery packs, modules and battery management systems (BMS) for PACCAR’s battery electric vehicles (BEVs).

Under the agreement, Romeo Power will be a battery supplier for Peterbilt 579 and 520 BEVs in the United States and Canada through 2025. The start of production is anticipated to begin after 2021.

“Romeo Power is very pleased to extend its relationship with PACCAR through our new long-term supply agreement,” said Lionel Selwood, Jr., CEO of Romeo Power. “PACCAR will continue to be a great partner for Romeo Power as we work to achieve our shared goals of reducing emissions with safe, energy efficient technology solutions. We look forward to continuing to collaborate with PACCAR to deliver leading-edge energy technology solutions that provide our customers with the extended range, safety and reliability they need to succeed.”

“PACCAR is committed to industry-leading quality and innovation,” said Darrin Siver, PACCAR Senior Vice President. “Romeo Power’s battery technology solutions will enable PACCAR to deliver state-of-the-art transportation solutions that enhance customers’ operations and environmental impact. We are pleased to enter into a long-term supply agreement with Romeo Power as they are paving the way for cost-effective electrification within the commercial vehicle sector.”

About Romeo Power

Founded in 2016 and headquartered in Los Angeles, California, Romeo Power (NYSE: RMO) is an energy technology leader delivering large-scale electrification solutions for complex commercial applications. The company’s suite of advanced hardware, combined with its innovative battery management system, delivers the safety, performance, reliability and configurability its customers need to succeed. Romeo Power's 113,000 square-foot manufacturing facility brings its flexible design and development process inhouse to pack the most energy dense modules on the market. To keep up with everything Romeo Power, please follow the company on social @romeopowerinc or visit romeopower.com.

Notice Regarding Forward Looking Statements

Certain statements in this press release may constitute “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements, including statements about the long-term supply agreement, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the performance of Romeo Power’s products; design and manufacturing changes and delays; demand for battery cells and supply shortages; and general economic and market conditions. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from those implied by our forward-looking statements. Forward-looking statements speak only as of the date they are made. For a further discussion of risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Romeo Power in general, see the risk disclosures in Romeo Power’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and Romeo Power undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

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